Net loss per share (Tables)	12 Months Ended
Dec. 31, 2024
Loss per Share
Schedule of net loss per share

For the years ended December 31, 2024 and 2023, the effects of the conversion of the convertible shareholder loans and stock options would have been antidilutive and, as a consequence, they were not factored into the calculation of diluted earnings per share.

	2024	2023
Numerator:
Net loss - basic and diluted	$(50,715,696)	$(32,385,895)

Denominator:
Weighted average shares outstanding - basic and diluted	24,297,063	19,172,619

Net loss per share - basic and diluted	$(2.09)	$(1.69)